--------------------------------------------------------------------------------
                                 MORGAN STANLEY
                                  ASIA-PACIFIC
                                   FUND, INC.
--------------------------------------------------------------------------------



                              FIRST QUARTER REPORT
                                 MARCH 31, 1999
              MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                                 MORGAN STANLEY
                            ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT AND ACTING
SECRETARY

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------------------

For the three months ended March 31, 1999, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 9.51% compared to 9.72% for its benchmark (described below). For the period since the Fund's commencement of operations on August 2, 1994 through March 31, 1999, the Fund's total return, based on net asset value per share, was -19.78% compared with -27.59% for the benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan with each index weighted equally. On March 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $8.00 representing a 16.3% discount to the net asset value per share.

The rise in Asian stock markets during the three months ended March 31, 1999 was led by Taiwan and South Korea. All of the first quarter's gains came in March, based on a combination of international and domestic factors. The rally in the Japanese market improved sentiment and encouraged international capital inflows into Asia. Most surveys suggest that international fund managers remain underweight Asian markets relative to their benchmarks. Positive domestic factors contributing to market strength include falling domestic interest rates, government policy initiatives and exchange rate stability.

South Korea has shown the strongest signs of recovery from the economic recession of the past eighteen months. The Koreans aggressively implemented their IMF program in 1998, producing a savage contraction in domestic consumption, investment and inventory levels. The contraction rapidly turned the current account from deficit to surplus, stabilizing and then strengthening the won. As mentioned in the last quarterly letter, currency strength allowed the government to relax monetary and fiscal policy in the third quarter of last year. After a 6% contraction in overall gross domestic product last year, the Korean government and independent analysts have been busily upgrading growth expectations for 1999. 1999 consensus growth estimates have moved up to the 3-4% range. Growth drivers are expected to include a rebound in domestic consumption, government investment spending and inventory restocking. The Korean government has aggressively tackled the bad debt situation in its banking system, budgeting $52.2 billion to recapitalize banks and to purchase non-performing loans. This program has had two positive effects - some banks have become attractive investments and financial intermediation within the economy will revive faster than expected. Incentives offered by the Korean government encouraged HSBC to take a control position in one of the leading Korean banks, which should enhance competition in the entire sector. The decline in interest rates has encouraged retail investors and institutions to switch from fixed income to equity investments. Domestic investing fueled much of the first quarter's rally. Lower rates have also had a beneficial effect on the corporate sector, as new bankruptcy filings and other signs of corporate distress are falling. Finally, we expect corporate restructuring efforts at certain market leaders, like the Samsung group of companies, to drive returns as the year progresses.

Hong Kong slightly underperformed the Index during the first quarter but performed very well in March when it tended to track the rally in Japan very closely. We are cautious on Hong Kong for a number of fundamental macroeconomic reasons, but given its size, liquidity and ease of access it has benefited and will benefit when fresh investment allocations are made to Asia. The economy remains weak, with rising unemployment, falling consumption, consumer price deflation, an arguably overvalued exchange rate and high real interest rates. Consensus forecasters expect a slight gross domestic product contraction in 1999, although the government is forecasting 1% growth. Due to Hong Kong's decision to maintain its currency peg to the U.S. dollar even as its neighbors devalued, companies in Hong Kong have been forced to cut costs to remain competitive. The resulting deflationary conditions have prevented real interest rates from falling very far in Hong Kong; cuts in nominal interest rates have been matched by a fall into outright deflation. The territory has not experienced real interest rates at these levels for an extended period of time over the last few decades and this should delay economic recovery and limit stock market gains. We expect further reductions in nominal and real rates in 1999 but the scope for significant declines is limited given the U.S. dollar peg and deflation. Revenue growth will be hard to come by in 1999 and much of the earnings growth will be generated from comparisons with 1998 earnings depressed by heavy non-recurring provisions. In addition, the HKMA is designing a program for the disposition of a portion of its extensive stock holdings accumulated during the market support operations in August. Positives for the market include improved liquidity in the banking sector, as banks have repaired their loan-to-deposit ratios, and a number of government stimulus measures announced in their new budget. Banks have demonstrated a desire to extend more mortgages with their improved liquidity, and aggressive mortgage lending will be supportive of the residential property market. We have maintained a small underweight position in Hong Kong during the first quarter but have focused the Fund's portfolio on residential property developers and companies cutting costs ahead of an economic recovery.

The Singapore market lagged the overall Index in the first quarter, partially due to the 4.8% depreciation of the Singapore dollar relative to the U.S. dollar. Although this decline negatively affected the returns of the Fund during the first quarter, we believe that this currency weakness is a long-term positive. This is part of a package designed by the Singapore government to enhance the economy's competitiveness, and it should yield benefits in the long-term. The government's drive to cut the cost of doing business in Singapore and efforts by numerous corporates to enhance returns on capital should bide well for the market going forward.

The Chinese Index once again was the worst performing East Asian market in the first quarter. This underperformance reflects the weak fundamentals of most listed Chinese companies and the challenging economic conditions within China. The Chinese economy is experiencing persistent deflation, oversupply of most manufactured goods, slowing exports, high real interest rates and bank asset quality problems. The Chinese government has responded to these problems with a massive government-funded infrastructure program. In the first quarter, the Chinese government also began to grapple with external debt problems, as the decision to place GITIC, a company controlled by the Guangdong provincial government, into bankruptcy caused foreign bank lenders to reassess risks of lending to China. We expect the Chinese government will shift from infrastructure spending to more reform initiatives as 1999 progresses. We continue to maintain limited exposure to Chinese companies.

Malaysia's decision to implement capital controls in early September 1999 led to its removal from the MSCI free Indexes in December. Shifting securities regulations severely limited the ability of most foreign investors to trade in Malaysia since September. In February 1999 the securities regulators relaxed some of the new trading regulations and a new system of exit taxes were imposed on repatriation of portfolio capital. In the first quarter, we realigned the Fund's portfolio of Malaysian securities and generated some capital gains that we are repatriating free of exit taxes. As of April 1, 1999, a 20% tax will be imposed on the repatriation of any "principal" invested in the country as of September 1, 1998. Capital gains generated since that date can be repatriated tax-free. The Malaysian authorities will have to substantially relax these regulations before the market will become accessible enough to attract foreign investors and return to the Index.

Several positive themes we expect to drive equity performance in 1999 include improvements in domestic consumption in most Asian economies and the ability of companies to enhance their own performance through corporate restructuring. Restructurings broadly include debt restructuring, divestitures, sale of strategic stakes to multinationals, business unit shutdowns, mergers or staff downsizing. We have seen all of the above announced in various forms in 1998 and in the first quarter of 1999. The markets have clearly rewarded companies that adopt Western style restructuring with a focus on enhancing shareholder value and we expect to see that trend continue in the balance of 1999. We will monitor the progress of the restructurings announced so far and will search for management teams with the vision and ability to improve returns to shareholders going forward. Restructuring in Japan could have a positive effect on companies in the rest of Asia if Japanese managements follow the American model and outsource production. We have seen growing signs of Japanese companies outsourcing, particularly electronics components outsourced to Taiwanese manufacturers. We have invested in a number of companies in Taiwan, Korea and Singapore that should benefit from a continuation of this trend.

Several risk factors we will be monitoring include the performance of the Japanese economy, the large supply of new offerings and capital raisings we expect to see in Asia and growth in the developed economies that are the primary markets for Asian exports. Upside surprises could include successful bank recapitalization and economic recovery in Japan and stronger than expected import demand from the U.S. and Europe.

During 1998, we constructed a fairly defensive portfolio emphasizing consumer and technology companies and utilities while limiting our exposure to banks and properties. During the first quarter, we increased our exposure to property companies and cyclicals. In 1999, we are focusing more of our research time and company visits on companies that have the ability to implement sound restructuring programs or are sensitive to recoveries in domestic consumption. We do not believe that all of Asia's economic problems have been solved but the trends have certainly improved.

JAPANESE EQUITY

The Japanese equity market rallied during the first quarter, particularly during March as investors began reevaluating their allocation to Japanese equities. The Government's proposal to provide 7.4 trillion yen of public funds for Japanese bank's non-performing loans was officially approved after considerable debate during this time. Under this scheme, banks will issue preference shares to the Japanese Government to write off non-performing loans and in turn these banks are expected to comply with FSA (Financial Supervisory Authority) requirements for disclosure of non-performing loans as well as definitive measures to improve profitability. Furthermore, to alleviate the credit crunch for medium to smaller companies the Government's 20 trillion yen loan guarantee program enacted in 1998 became available should these companies require such credit. With the above mentioned factors investors became increasingly convinced that many of Japan's recent credit and non-performing loan problems were sufficiently addressed by the authorities and sentiment regarding investments in Japan greatly improved. At the same time, full scale restructuring efforts seemed to make daily headlines on a micro level; NEC, Sony, Mitsubishi Chemical and nu-merous other leading private sector companies declared unprecedented labor, production and management changes which focused on return on equity over market share. At the margin, all these changes were viewed positively and evidence of this was the record 1.8 trillion yen worth of equities purchased by foreign investors during March.

We have sold our positions in Tokyo Electron and Murata during the first quarter of 1999. Both securities have reached our valuation targets and departed in the cheapest third of our valuation screens for price-to-book, price-to-cash flow and price-to-earnings ratio. We have used the proceeds to add to our existing positions in Toshiba, Minebea, Sony and Ono Pharmaceuticals based on their relative attractive valuations.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through March 31, 1999, the Fund repurchased 6,726,934 shares or 9.39% of its Common Stock at an average price per share of $6.89 and an average discount of 16.82% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

Sincerely,


/s/ Michael F. Klein


Michael F. Klein
President and Director

April 1999


THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.











--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO CHARACTERISTICS, CAN NOW BE ACCESSED AT WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

Morgan Stanley Asia-Pacific Fund, Inc.
Investment Summary as of March 31, 1999 (Unaudited)

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Historical
Information                                                        TOTAL RETURN (%)
                                     -----------------------------------------------------------------------------
                                        MARKET VALUE (1)          NET ASSET VALUE (2)               INDEX (3)
                                     ----------------------    ------------------------    -----------------------
                                                   AVERAGE                    AVERAGE                      AVERAGE
                                     CUMULATIVE     ANNUAL      CUMULATIVE     ANNUAL       CUMULATIVE      ANNUAL
                                     ----------   ---------    ------------   ---------    ------------   --------
              FISCAL YEAR TO DATE       14.29%          -          9.51%           -           9.72%           -
              ONE YEAR                   5.05         5.05%        7.43          7.43%         3.67           3.67%
              SINCE INCEPTION*         -32.87        -8.19       -19.78         -4.62        -27.59          -6.69

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION



                                               [GRAPH]


                                                        Year Ended December 31,                       THREE MONTHS
                                                                                                          ENDED
                                                                                                         MARCH 31,
                                     1994*         1995          1996          1997          1998          1999
                                   ---------     ---------     ---------     ----------     ---------    ---------
Net Asset Value Per Share ......   $ 13.20       $ 14.34       $ 11.95       $  8.77        $  8.73      $  9.56
Market Value Per Share .........   $ 12.25       $ 13.33       $  9.75       $  7.44        $  7.00      $  8.00
Premium/(Discount) .............      -7.2%         -7.0%        -18.4%        -15.2%         -19.8%       -16.3%
Income Dividends ...............   $  0.04       $  0.05       $  0.61       $  0.02        $  0.01          -
Capital Gains Distributions ....   $  0.01       $  0.02           -             -             -             -
Fund Total Return (2) ..........     -5.94%         9.24%        -2.87%+      -26.36%         -0.34%        9.51%
Index Total Return (3) .........     -5.24%         2.88%        -3.63%       -29.55%         -0.30%        9.72%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan with each index weighted equally.
*    The Fund commenced operations on August 2, 1994.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Asia-Pacific Fund, Inc.
Portfolio Summary as of March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                  [PIE CHART]

Equity Securities                             (96.8%)
Short-Term Investments                         (2.8%)
Fixed Income Securities                        (0.4%)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SECTORS

                                  [PIE CHART]

Appliances & Household Durables                (4.9%)
Automobiles                                    (4.9%)
Banking                                        (4.9%)
Data Processing & Reproduction                 (5.2%)
Electrical & Electronics                       (8.9%)
Electronic Components, Instruments             (4.4%)
Food & Household Products                      (4.8%)
Machinery & Engineering                        (5.5%)
Real Estate                                    (4.8%)
Telecommunications                             (4.5%)
Other                                         (47.2%)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                  [PIE CHART]

Australia                                     (11.6%)
Hong Kong                                      (9.9%)
India                                          (6.1%)
Singapore                                      (6.0%)
Korea                                          (4.9%)
Indonesia                                      (2.1%)
Malaysia                                       (2.1%)
Pakistan                                       (2.0%)
Philippines                                    (1.3%)
Other                                          (5.2%)
Japan                                         (48.8%)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                       PERCENT OF
                                                       NET ASSETS
                                                       ----------
1.  Samsung Electronics Co. (Korea)                        2.2%
2.  National Australia Bank Ltd. (Australia)               2.0
3.  Fujitsu Ltd. (Japan)                                   2.0
4.  Sony Corp. (Japan)                                     1.9
5.  Hutchison Whampoa Ltd. (Hong Kong)                     1.8
6.  NEC Corp. (Japan)                                      1.8
7.  Nintendo Ltd. (Japan)                                  1.7
8.  Toshiba Corp. (Japan)                                  1.6
9.  Hitachi, Ltd. (Japan)                                  1.5
10. Matsushita Electric Industrial Co., Ltd. (Japan)       1.5
                                                          ----
                                                          18.0%
                                                          ----
                                                          ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
----------
STATEMENT OF NET ASSETS (UNAUDITED)
----------
MARCH 31, 1999

                                                       VALUE
                                        SHARES         (000)
-------------------------------------------------------------
COMMON STOCKS (97.0%)
(Unless otherwise noted)
-------------------------------------------------------------
AUSTRALIA (11.6%)
BANKING
     National Australia Bank Ltd.      678,900  U.S.$ 12,342
     Westpac Banking Corp., Ltd.       840,600         6,134
                                                -------------
                                                      18,476
                                                -------------
BEVERAGES & TOBACCO
     Coca-Cola Amatil Ltd.             700,850         3,042
     Foster's Brewing Group Ltd.     1,426,300         4,200
                                                -------------
                                                       7,242
                                                -------------
BROADCASTING & PUBLISHING
     News Corp., Ltd.                  838,200         6,208
                                                -------------
BUSINESS & PUBLIC SERVICES
     Brambles Industries Ltd.          166,900         4,245
                                                -------------
ENERGY SOURCES
     Broken Hill Proprietary Co. Ltd.  690,550         5,893
     Santos Ltd.                       637,900         1,846
                                                -------------
                                                       7,739
                                                -------------
FOOD & HOUSEHOLD PRODUCTS
     Woolworths Ltd.                 1,003,150         3,215
                                                -------------
METALS - NON FERROUS
     WMC Ltd.                          851,200         2,712
                                                -------------
MISC. MATERIALS & COMMODITIES
     Rio Tinto Ltd.                    506,850         7,088
                                                -------------
REAL ESTATE
     Lend Lease Corp., Ltd.            342,000         4,360
                                                -------------
TELECOMMUNICATIONS
     Telstra Corp., Ltd.             1,581,100         8,282
                                                -------------
TRANSPORTATION - AIRLINES
     Airways Ltd.                    1,049,800         2,776
                                                -------------
                                                      72,343
                                                -------------
-------------------------------------------------------------
HONG KONG (9.9%)
BANKING
     HSBC Holdings plc                  68,400         2,145
                                                -------------
BROADCASTING & PUBLISHING
     Television Broadcasts Ltd.        832,000         3,033
                                                -------------
FOOD & HOUSEHOLD PRODUCTS
     Dairy Farm International
         Holdings Ltd.               2,009,000         2,330
                                                -------------
HEALTH & PERSONAL CARE
     Hengan International Group Co.
         Ltd.                        6,616,700          2,562
                                                --------------
INSURANCE
     Axa China Region Ltd.             787,900           554
                                                --------------
MULTI-INDUSTRY
     Hutchison Whampoa Ltd.          1,423,500        11,205
     Swire Pacific Ltd. 'A'          1,155,600         5,368
                                                --------------
                                                      16,573
                                                --------------
REAL ESTATE
     Cheung Kong (Holdings) Ltd.       373,000         2,840
     New World Development Co. Ltd.    830,000         1,633
                                                --------------
Sun Hung Kai Properties Ltd.           982,000    U.S.$7,350
                                                --------------
                                                      11,823
                                                --------------
TELECOMMUNICATIONS
     Smartone Telecommunications       786,000         2,277
                                                -------------
TELECOMMUNICATIONS - INTEGRATED
     Hong Kong Telecommunications
         Ltd.                        2,438,500         4,814
                                                -------------
TELECOMMUNICATIONS - WIRELESS
     China Telecom Ltd.              2,091,000         3,481
                                                -------------
TRANSPORTATION - AIRLINES
     Cathay Pacific Airways          1,420,000         1,631
                                                -------------
UTILITIES - ELECTRICAL & GAS
     CLP Holdings Ltd.                 816,000         3,917
     Hong Kong & China Gas Co.,
         Ltd.                        2,803,300         3,961
                                                -------------
                                                       7,878
                                                -------------
WHOLESALE & INTERNATIONAL TRADE
     Li & Fung Ltd.                  1,060,000         2,243
                                                -------------
                                                      61,344
                                                -------------
-------------------------------------------------------------
INDIA (6.1%)
AUTOMOBILES
     Escorts Ltd.                        1,450             2
     Hero Honda Ltd.                   190,556         3,931
                                                -------------
                                                       3,933
                                                -------------
BANKING
     State Bank of India Ltd.            1,112             6
                                                -------------
BEVERAGES
     ITC Ltd.                           16,955           385
                                                -------------
BUILDING MATERIALS & COMPONENTS
     Associated Cement Co., Ltd.           770            26
                                                -------------
CHEMICALS
(a)Gujarat Narmada Valley
         Fertilizers Ltd. GDR               49           - @
   Supreme Industries Ltd.                  50           - @
                                                -------------
                                                         - @
                                                -------------
DATA PROCESSING & REPRODUCTION
     NIIT Ltd.                          26,000         1,149
     Satyam Computer Services Ltd.      15,000           574
     Tata Infotech Ltd.                 27,200         1,081
                                                -------------
                                                       2,804
                                                -------------
ELECTRIC COMPONENTS
     Infosys Technology Ltd.            79,400         5,474
                                                -------------
ELECTRICAL & ELECTRONICS
     Bharat Heavy Electricals Ltd.   1,215,200         6,803
                                                -------------
FINANCIAL SERVICES
     Housing Development Finance
         Corp., Ltd.                    86,742         4,662
     UTI-MasterShares Ltd.                 600           - @
                                                -------------
                                                       4,662
                                                -------------
HEALTH & PERSONAL CARE
     Reckitt & Coleman of India Ltd.    12,150           140
                                                -------------
INDUSTRIAL COMPONENTS
     Apollo Tyres Ltd.                   6,475             8
                                                -------------
-------------------------------------------------------------


                                       7

                                                       VALUE
                                        SHARES         (000)
-------------------------------------------------------------
INDIA (CONTINUED)
LEISURE & TOURISM
     ITC Hotels Ltd.                       350  U.S.$      1
                                                -------------
MACHINERY & ENGINEERING
     Punjab Tractors Ltd.               80,900         2,658
                                                -------------
METALS - STEEL
     Tata Iron & Steel Co., Ltd.            39            -
                                                -------------
MULTI-INDUSTRY
     Morgan Stanley Growth Fund     32,888,250         5,620
                                                -------------
SOFTWARE SERVICES
     Leading Edge Systems Ltd.          15,000           171
                                                -------------
TELECOMMUNICATIONS
     Mahanagar Telephone Nigam Ltd.    190,600           793
                                                -------------
TEXTILES & APPAREL
     J.K. Synthetics Ltd.                  674           - @
     Raymond Ltd.                           50           - @
     Viniyoga Clothes Ltd.               5,300           -
                                                -------------
                                                         - @
                                                -------------
 TRANSPORTATION - ROAD & RAIL
     Container Corp. of India Ltd.   1,059,600         4,393
                                                -------------
                                                      37,877
                                                -------------
-------------------------------------------------------------
INDONESIA (2.1%)
BEVERAGES & TOBACCO
     Bat Indonesia                     294,500           579
     Gudang Garam                    3,790,500         5,050
                                                -------------
                                                       5,629
                                                -------------
BUILDING MATERIALS & COMPONENTS
     Semen Gresik                      568,000           647
                                                -------------
FOOD & HOUSEHOLD PRODUCTS
     Unilever Indonesia              1,913,500         6,636
                                                -------------
HEALTH & PERSONAL CARE
     Squibb Indonesia                  49,000             -
                                                -------------
                                                      12,912
                                                -------------
-------------------------------------------------------------
JAPAN (48.8%)
APPLIANCES & HOUSEHOLD DURABLES
     Matsushita Electric Industrial
         Co., Ltd.                     482,000         9,404
     Sony Corp.                        130,000        12,022
                                                -------------
                                                      21,426
                                                -------------
AUTOMOBILES
     Autobacs Seven Co.                 50,000         2,048
     Nifco, Inc.                       330,000         3,113
     Nissan Motor Co.                1,770,000         6,876
     Suzuki Motor Co., Ltd.            490,000         6,501
     Toyota Motor Corp.                270,000         7,822
                                                -------------
                                                      26,360
                                                -------------
BROADCASTING & PUBLISHING
     Nissha Printing Co., Ltd.         105,000           711
                                                -------------
BUILDING MATERIALS & COMPONENTS
     Fujitec Co., Ltd.                 460,000         3,737
     Rinnai Corp.                      160,700         3,230
     Sanwa Shutter Corp., Ltd.         582,000         2,999
                                                -------------
                                                       9,966
                                                -------------
BUSINESS & PUBLIC SERVICES
     Dai Nippon Printing Co., Ltd.     270,000  U.S.$  4,105
                                                -------------
CHEMICALS
     Daicel Chemical Industries Ltd. 1,290,000         4,249
     Kaneka Corp.                      939,000         7,455
     Mitsubishi Chemical Industries  1,360,000         3,859
     Nippon Pillar Packing Co.          99,000           432
     Okura Industrial Co., Ltd.        247,000           574
     Sekisui Chemical Co.              563,000         4,008
     Shin-Etsu Polymer Co., Ltd.        15,000            86
                                                -------------
                                                      20,663
                                                -------------
CONSTRUCTION & HOUSING
     Kyudenko Co., Ltd.                380,000         2,327
     Sekisui House Ltd.                347,000         3,692
                                                -------------
                                                       6,019
                                                -------------
DATA PROCESSING & REPRODUCTION
     Canon, Inc.                       362,000         8,958
     Fujitsu Ltd.                      760,000        12,208
     Ricoh Co. Ltd.                    816,000         8,525
                                                -------------
                                                      29,691
                                                -------------

ELECTRICAL & ELECTRONICS
     Hitachi Ltd.                    1,285,000         9,518
     Minebea Co., Ltd.                 320,000         3,308
     Mitsumi Electric Co., Ltd.        403,000         8,066
     NEC Corp.                         920,000        11,072
     Toshiba Corp.                   1,475,000        10,078
                                                -------------
                                                      42,042
                                                -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
     Kyocera Corp.                     108,000         5,820
     Rohm Co., Ltd.                     30,000         3,585
     Ryosan Co., Ltd.                   50,000           814
     TDK Corp.                         103,000         8,342
                                                -------------
                                                      18,561
                                                -------------
ENERGY EQUIPMENT & SERVICES
     Kurita Water Industries Ltd.      304,000         4,976
                                                -------------
FINANCIAL SERVICES
     Hitachi Credit Corp.              243,000         4,823
                                                -------------
FOOD & HOUSEHOLD PRODUCTS
     Aiwa Co., Ltd.                     75,000         1,729
     Sangetsu Co., Ltd.                137,000         2,198
     Yamaha Corp.                      299,000         3,167
                                                -------------
                                                       7,094
                                                -------------
HEALTH & PERSONAL CARE
     Ono Pharmaceutical Co., Ltd.      160,000         6,459
     Sankyo Co., Ltd.                  378,000         8,109
     Yamanouchi Pharmaceutical
         Co., Ltd.                     270,000         8,551
                                                -------------
                                                      23,119
                                                -------------
INDUSTRIAL COMPONENTS
     Furakawa Electric Co.           1,083,000         4,482
                                                -------------
INSURANCE
     Sumitomo Marine & Fire Co.        342,000         2,190
                                                -------------
MACHINERY & ENGINEERING
     Amada Co., Ltd.                   842,000         4,480
     Daifuku Co., Ltd.                 626,000         4,150
-------------------------------------------------------------


                                       8

                                                       VALUE
                                        SHARES         (000)
-------------------------------------------------------------
JAPAN (CONTINUED)
MACHINERY & ENGINEERING (CONTINUED)
     Daikin Kogyo Co.                  603,000  U.S.$  5,974
     Fuji Machine Co.                  243,000         8,722
     Mitsubishi Heavy Industries
         Ltd.                        1,300,000         5,874
     Tsubakimoto Chain Co.             872,000         2,025
                                                -------------
                                                      31,225
                                                -------------
MERCHANDISING
     Family Mart Co., Ltd.              87,200         4,426
                                                -------------
MULTI - INDUSTRY
     Lintec Corp.                      215,000         2,088
                                                -------------
REAL ESTATE
     Keihanshin Real Estate Co.        205,000           788
     Mitsubishi Estate Co. Ltd.        415,000         4,223
                                                -------------
                                                       5,011
                                                -------------
RECREATION, OTHER CONSUMER GOODS
     Casio Computer Co., Ltd.          522,000         3,540
     Fuji Photo Film Ltd.              222,000         8,400
     Nintendo Co., Ltd.                120,000        10,358
                                                -------------
                                                      22,298
                                                -------------
TELECOMMUNICATIONS
     Nippon Telephone & Telegraph Corp.    932         9,131
     NTT Data Corp.                        200         1,547
                                                -------------
                                                      10,678
                                                -------------
WHOLESALE & INTERNATIONAL TRADE
     Inabata & Co.                     406,000         1,094
                                                -------------
                                                     303,048
                                                -------------
-------------------------------------------------------------
KOREA (4.9%)
APPLIANCES & HOUSEHOLD DURABLES
     Samsung Electronics               112,332         8,697
                                                -------------
BANKING
     Housing & Commercial Bank          87,250         1,742
     Housing & Commercial Bank,
         Korea GDR                       7,400           137
                                                -------------
                                                       1,879
                                                -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
     Samsung Electro-Mechanics Co.     212,838         4,874
                                                -------------
ENERGY
     Korea Electric Power Corp. ADR    496,500         6,300
                                                -------------
METALS - STEEL
     Pohang Iron & Steel Ltd. ADR      234,000         4,183
                                                -------------
TELECOMMUNICATIONS - INTEGRATED
     Korea Telecom Corp.               117,500         4,641
                                                -------------
                                                      30,574
                                                -------------
-------------------------------------------------------------
MALAYSIA (2.1%)
BEVERAGES & TOBACCO
     Carlsberg Brewery (Malaysia)
         Bhd                         1,380,000         3,613
     Guinness Anchor Bhd               167,000           161
     R.J. Reynolds Bhd               1,714,000         1,561
     Rothmans of Pall Mall Bhd         705,000         4,174
                                                -------------
                                                       9,509
                                                -------------
FOOD & HOUSEHOLD PRODUCTS
     Nestle Bhd                        953,000  U.S.$  3,336
                                                -------------
                                                      12,845
                                                -------------
-------------------------------------------------------------
NEW ZEALAND (1.2%)
BUILDING MATERIALS & COMPONENTS
     Fletcher Challenge Building       899,000         1,217
                                                -------------
ENERGY SOURCES
     Fletcher Challenge Energy         376,600           722
                                                -------------
FOREST PRODUCTS & PAPER
     Fletcher Challenge Forests         79,520            31
     Fletcher Challenge Paper        1,988,000         1,277
                                                -------------
                                                       1,308
                                                -------------
TELECOMMUNICATIONS
     Telecom Corp. of New Zealand
          Ltd.                       1,134,700         3,048
                                                -------------
TRANSPORTATION - AIRLINES
     Air New Zealand Ltd. 'B'          505,000           878
                                                -------------
                                                       7,173
                                                -------------
-------------------------------------------------------------
PAKISTAN (2.0%)
BANKING
     Askari Bank                        50,445            13
                                                -------------
ENERGY SOURCES
     Shell Pakistan Ltd.               499,600         1,539
                                                -------------
FOOD & HOUSEHOLD PRODUCTS
     Lever Brothers Pakistan Ltd.      442,880         7,164
                                                -------------
TELECOMMUNICATIONS
     Pakistan Telecommunications
         Co., Ltd.                   7,628,500         2,733
                                                -------------
UTILITIES - ELECTRICAL & GAS
     Hub Power Co., Ltd.             2,700,000           848
                                                -------------
                                                      12,297
                                                -------------
-------------------------------------------------------------
PHILIPPINES (1.3%)
BEVERAGES & TOBACCO
     LA Tondena Distillers, Inc.     2,323,750         2,039
     San Miguel Corp. 'B'              891,200         1,483
                                                -------------
                                                       3,522
                                                -------------
REAL ESTATE
     Ayala Land, Inc. 'B'                    1
     SM Prime Holdings, Inc. 'B'     8,646,180         1,785
                                                -------------
                                                       1,785
                                                -------------
TELECOMMUNICATIONS - INTEGRATED
     Philippine Long Distance
         Telephone Co.                  54,730         1,441
                                                -------------
UTILITIES - ELECTRICAL & GAS
     Manila Electric Co. 'B'           394,650         1,304
                                                -------------
                                                       8,052
                                                -------------
-------------------------------------------------------------
SINGAPORE (5.6%)
BANKING
     Oversea-Chinese Banking
         Corp., Ltd. (Foreign)         491,000         3,326
     United Overseas Bank Ltd.
         (Foreign)                     583,000         3,646
                                                -------------
                                                       6,972
                                                -------------
-------------------------------------------------------------


                                       9

                                                       VALUE
                                        SHARES         (000)
-------------------------------------------------------------
SINGAPORE (CONTINUED)
BROADCASTING & PUBLISHING
     Singapore Press Holdings Ltd.     313,600  U.S.$  3,468
ELECTRICAL & ELECTRONICS
     Natsteel Electronics Ltd.       2,024,000         5,532
                                                -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
     Venture Manufacturing Ltd.        841,000         3,799
                                                -------------
REAL ESTATE
     City Developments Ltd.            975,000         5,081
                                                -------------
TOBACCO
     Rothmans Industries Ltd.          838,000         4,319
                                                -------------
TRANSPORTATION - AIRLINES
     Singapore Airlines Ltd.           665,000         4,813
                                                -------------
TRANSPORTATION - SHIPPING
     Sembcorp Logistics Ltd.           353,200           781
                                                -------------
                                                      34,765
                                                -------------
-------------------------------------------------------------
SRI LANKA (0.2%)
INDUSTRIAL COMPONENTS
     Lanka Lubricants Ltd.           1,800,000         1,556
                                                -------------
-------------------------------------------------------------
THAILAND (1.2%)
BANKING
     Thai Farmers Bank Ltd. (Foreign)  417,800           846
                                                -------------
BROADCASTING & PUBLISHING
     BEC World Public Co., Ltd.
         (Foreign)                     316,000         1,531
                                                -------------
BUILDING MATERIALS & COMPONENTS
     Siam Cement Public Co. Ltd.
         (Foreign)                      18,200           368
     Siam City Cement Public Co.,
         Ltd. (Foreign)                 99,800           338
                                                -------------
                                                         706
                                                -------------
ELECTRICAL & ELECTRONICS
     Delta Electronics Public Co.,
         Ltd. (Foreign)                174,300           766
     Shinawatra Computer Public
         Co., Ltd. (Foreign)           111,000           289
                                                -------------
                                                       1,055
                                                -------------
ENERGY SOURCES
     PTT Exploration & Production
         Public Co., Ltd.
         (Foreign)                      60,500           470
                                                -------------
REAL ESTATE
     Golden Land Property Development
         Public Co., Ltd.            5,231,700         1,672
                                                -------------
TELECOMMUNICATIONS - WIRELESS
     Advanced Info. Services
         Public Co., Ltd.
         (Foreign)                     164,300         1,190
                                                -------------
                                                       7,470
                                                -------------
-------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost U.S.$603,282)                              602,256
                                                -------------
-------------------------------------------------------------
WARRANTS (0.0%)
-------------------------------------------------------------
INDIA (0.0%)
  Apollo Tyres Ltd. (Cost
         U.S.$4)                         2,150  U.S.$
                                                -------------
-------------------------------------------------------------
                                          FACE
                                        AMOUNT
                                         (000)
-------------------------------------------------------------
FIXED INCOME SECURITIES (0.4%)
-------------------------------------------------------------
SINGAPORE (0.4%)
FINANCIAL SERVICES
   Finlayson Global Corp., Ltd.
     Zero Coupon, 2/19/04
    (Cost U.S.$2,400)             U.S.$  2,400         2,464
                                                -------------
-------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.0%)
-------------------------------------------------------------
REPURCHASE AGREEMENT (2.0%)
     Chase Securities, Inc. 4.65%,
         dated 3/31/99, due
         4/1/99, to be
         repurchased at
         U.S.$12,184,
         collateralized by
         U.S.$9,275 United States
         Treasury Bonds, 8.875%,
         due 8/15/17, valued at
         U.S.$12,284
          (Cost U.S.$12,182)            12,182        12,182
                                                -------------
-------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.8%)
     Indian Rupee                 INR    9,907           234
     Malaysian Ringgit            MYR    9,231         2,429
     Pakistani Rupee              PKR   49,356           951
     Singapore Dollar             SGD    2,280         1,320
                                                -------------
    (Cost U.S.$4,394)                                  4,934
                                                -------------
-------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
    (Cost U.S.$622,262)                              621,836
                                                -------------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
  Other Assets                  U.S.$  14,389
  Liabilities                         (15,455)      (1,066)
                                --------------  ------------
-------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 64,935,574 issued and
         outstanding U.S.$0.01 par value
         shares (100,000,000 shares
         authorized)                          U.S.$  620,770
                                              ---------------
-------------------------------------------------------------
NET ASSET VALUE PER SHARE                     U.S.$     9.56
                                              ---------------
-------------------------------------------------------------

  (a) - 144A Security - Certain conditions for public sale may exist.
   @  -  Value is less than U.S.$500.
 ADR  -  American Depositary Receipt
 GDR  -  Global Depositary Receipt


                                       10